UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): July 29, 2014
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                          JACOBS FINANCIAL GROUP, INC.
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             (Exact name of Registrant as specified in its charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        0-21210                                   84-0922335
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 (Commission File Number)            (I.R.S. Employer Identification Number)

         300 Summers Street, Suite 970, Charleston, West Virginia 25301
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               (Address of Principal Executive Offices) (Zip Code)

                                 (304) 343-8171
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              (Registrant's Telephone Number, Including Area Code)


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              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

       SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS


ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
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The Registrant has engaged EKS&H LLLP as its independent registered public accountant. The engagement was approved by the Registrant's Board of Directors on July 29, 2014. EKS&H will provide audit and review services, including the immediate audit of the Registrant's financial statements and schedules supporting the financial statements which will be included in a proposed Form 10-K filing for the fiscal year ended May 31, 2013.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Jacobs Financial Group, Inc.
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                                        (Registrant)



                                /s/ John M. Jacobs
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Date: July 31, 2014             John M. Jacobs
                                President






















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